EXHIBIT 32.2

CHIEF FINANCIAL OFFICER CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Franklin Electric Co., Inc. (the “Company”) on Form 10-Q for the first quarter ending March 31, 2012, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, John J. Haines, Vice President and Chief Financial Officer and Secretary of the Company, certify to my knowledge, pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	May 10, 2012

/s/ John J. Haines
John J. Haines
Vice President and Chief Financial Officer and Secretary
Franklin Electric Co., Inc.